UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

USBC, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 E 2nd Street, 15th Floor, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

775-239-7673
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	USBC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Repricing

On October 7, 2025, in accordance with the terms of the Amended and Restated USBC, Inc. 2021 Equity Incentive Plan (the “Amended and Restated 2021 Plan”), the Board of Directors of USBC, Inc. (the “Company”) approved a repricing of outstanding stock options granted on August 6, 2025 totaling 48,620,000 shares under the Amended and Restated 2021 Plan, including stock options held by certain of the Company’s named executive officers and directors. The exercise price of each Repriced Option was reduced from $2.45 to $1.10 per share, the closing price of the Company’s common stock, par value $0.001 per share on October 7, 2025. The Board approved the Option Repricing in order to motivate and retain optionees to devote their best efforts to develop and advance the Company for the benefit of the Company and its stockholders.

The following options held by certain of the Company’s named executive officers and directors were repriced as part of the Option Repricing:

Name	Title	Number of Option Shares
Kitty Payne	Chief Financial Officer	1,790,000
Kirk Chapman	Chief Operating Officer	7,140,000
Linda Jenkinson	Director, Vice Chair	4,760,000

Issuance of Equity Grants

On October 7, 2025, the Board of Directors of the Company approved the grant of ten year stock options under the Amended and Restated 2021 Plan totaling 55,030,000 shares at $1.10 per share. The options will vest 25% of the shares between the three month and the one year anniversary of the grant dates and in quarterly installments thereafter over the next three years, subject to the individual’s continued service with the Company.

The options were issued pursuant to the Company’s Form of Incentive Stock Option Grant Agreement and Form of Nonqualified Stock Option Grant Agreement, as applicable, forms of which were previously filed as Exhibits 10.6 and 10.7, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2025.

The following options were issued to certain of the Company’s named executive officers and directors as follows:

Name	Title	Number of Option Shares
Kitty Payne	Chief Financial Officer	1,960,000
Kirk Chapman	Chief Operating Officer	7,860,000
Linda Jenkinson	Director, Vice Chair	5,240,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USBC, INC.

Date: October 8, 2025	By:	/s/ Robert Gregory Kidd
	Name:	Robert Gregory Kidd
	Title:	Chief Executive Officer